UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 1, 2008
Handleman Company

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806

(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142

(Address of Principal Executive Offices)	(Zip Code)
(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 7.01 Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Section 1. Registrant’s Business and Operations
Item 8.01. Other Events
On October 1, 2008, Handleman Company (“Handleman”) issued a Press Release in which it announced that during Handleman’s annual meeting of shareholders held on October 1, 2008, its shareholders approved Handleman’s plan of liquidation and dissolution and also re-elected Eugene Miller and Adam Sexton as directors of Handleman. (See Exhibit 99.1, Press Release dated October 1, 2008 regarding Shareholder Approval).
Item 7.01 Regulation FD Disclosure
During Handleman’s annual meeting of shareholders, Albert Koch, Handleman’s President and CEO made comments regarding Handleman’s business status. Handleman posted these comments on its company website, www.handleman.com. (See Exhibit 99.2, Comments made by Albert Koch, Handleman’s President and CEO, at the annual meeting of shareholders).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: October 1, 2008	By:	/s/ Rozanne Kokko
		Name:	Rozanne Kokko
		Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
Exhibit 99.1	Press Release dated October 1, 2008 regarding Shareholder Approval

Exhibit 99.2	Comments made by Albert Koch, Handleman’s President and CEO, at the annual meeting of shareholders held on October 1, 2008.